SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                           --------------------

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               May 16, 2002
                              Date of Report
                     (Date of earliest event reported)

                        WABASH NATIONAL CORPORATION
          (Exact name of registrant as specified in its charter)

           DELAWARE                1-10883         52-1375208
(State or other jurisdiction of  (Commission    (I.R.S. Employer
incorporation or organization)  File Number) Identification Number)

                        1000 Sagamore Parkway South
                            Lafayette, Indiana
                 (Address of principal executive offices)

                                   47905
                                (Zip Code)

                              (765) 771-5300
           (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS

     On May 16, 2002, the registrant filed this report for the purpose of filing a corrected copy of the Master Amendment Agreement dated April 11, 2002 included as Exhibit 10.23 to the registrant's Annual Report of Form 10-K/A for the year ended December 31, 2001. The only change made in the exhibit included with this report was to change the "Minimum Consolidated EBITDA" number contained in paragraph 4 of page 2 of Schedule II from $20,000,000 to ($20,000,000). The corrected exhibit is attached hereto as
Exhibit 10.23.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     10.23 Master Amendment Agreement dated April 11, 2002 among the registrant and the financial institutions named therein.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WABASH NATIONAL CORPORATION

Date:  May 16, 2002           By:  /S/ MARK R. HOLDEN
                                 Mark R. Holden
                                 Senior Vice President -
                                 Chief Financial Officer
                                 (Principal Financial Officer and
                                 Principal Accounting Officer)